Hartford Life Insurance Company Separate Account Two:

333-101950	Classic Director Outlook (Series II and IIR)
333-69485	Director Classic (Series I and IR)
333-39612	Classic Director Outlook (Series I and IR)

Hartford Life Insurance Company Separate Account Seven:

333-40414	Classic Hartford Leaders Outlook (Series I/IR)

Product Information Notice Dated January 21, 2009

Product Information Notice Dated January 21, 2009

The Board of Trustees of the RidgeWorth Variable Trust (“Trust”) approved a Plan of Liquidation and Termination of the Trust. As a result, the RidgeWorth Variable Trust Mid-Cap Core Equity Fund, RidgeWorth Variable Trust Large Cap Value Equity Fund, RidgeWorth Variable Trust Large Cap Growth Stock Fund and RidgeWorth Variable Trust Large Cap Core Equity Fund (collectively, the “Funds”) will be liquidated as well. Effective as of the close of business on April 24, 2009, any Contract Value allocated to the corresponding Sub-Accounts will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Funds, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Accounts, including program trades effective as of the close of business on April 23, 2009. You may transfer some or all of your Contract Value in the affected Sub-Accounts to other investment options currently offered by your Contract.

Also, effective as of the close of business on April 24, 2009:

(i)            any Dollar Cost Averaging, InvestEase®, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Accounts will be terminated; and

(ii)         Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

HV-7898